                              Goldman Sachs Funds





TAX-FREE FUNDS                             Semi-Annual Report April 30, 1999



                                           High current income potential



                                           from portfolios that invest primarily
      [ART APPEARS HERE]


                                           in municipal securities.






                                           [LOGO OF GOLDMAN SACHS
                                            APPEARS HERE]

Goldman Sachs Tax-Free Funds


Market Overview


Dear Shareholder,

During the period under review, 1998's Treasury rally came to an end, while ongoing momentum in the U.S. economy kept the Federal Reserve Board on hold during the six-month period ended April 30, 1999.

   Market Review

 .  The Bond Market: Treasury Rally Subsides, While Non-Treasuries Outperform --
   The beginning of 1999 marked a pause in, if not an end to, 1998's powerful Treasury rally. Although yields on nearly all U.S. fixed income securities rose during the period, yields on non-Treasury securities rose less than those of equal duration Treasuries. As a result, spreads narrowed substantially, boosting the relative performance of non-Treasury investments.

   The outperformance of non-Treasury sectors was attributable to both general market- and sector-specific influences. With regards to general market influences, virtually all non-Treasury sectors benefited from the gradual stabilization of the global financial markets and investors' renewed tolerance for risk. With regard to sector-specific influences, mortgages benefited from reductions in prepayment expectations; corporates -- both investment grade and high yield -- benefited from robust earnings prospects and a strong U.S. equity market; and emerging market debt benefited from the pending resolution of the Brazilian crisis and the rise in oil prices.

 . The Economy: U.S. Economy Retains Momentum -- Despite widespread expectations of moderating growth and declining interest rates, economic momentum continued unabated into 1999. Robust equity markets and tight labor conditions remained the primary drivers of domestic demand, while a general lack of pricing power and persistent overcapacity among the nation's producers kept the Federal Reserve Board from intervening to prevent a buildup of inflationary pressures.


   Outlook

 . Prospects Positive for the Fixed Income Market and Economy -- Over the near term, we expect the fixed income environment to remain relatively positive. Treasury rates will likely vary within a 25- to 50-basis point range as concerns regarding the inflationary potential of the economy vie with occasional indications that gross domestic product is decelerating. As a result, we expect that the Federal Reserve Board will maintain its neutral bias and hold short-term rates steady. Outside the Treasury market, spreads should narrow as the probability of marked swings in volatility, related to both domestic interest rates and global disruptions, continues to diminish.

   We encourage you to maintain your long-term investment program and look forward to serving your investment needs in the years ahead.

   Sincerely,

   /s/ David B. Ford      /s/ John P. McNulty     /s/ Sharmin Mossavar-Rahmani

   David B. Ford          John P. McNulty         Sharmin Mossavar-Rahmani
   Co-Head, Goldman Sachs Co-Head, Goldman Sachs  CIO, Fixed Income Investments,
   Asset Management       Asset Management        Goldman Sachs Asset Management

   May 28, 1999


------------------
NOT FDIC-INSURED
------------------
May Lose Value
------------------
No Bank Guarantee
------------------

                                                    Goldman Sachs Tax-Free Funds

Fixed Income Investment Process


--------------------------------------------------------------------------------
                        Fixed Income Security Selection
--------------------------------------------------------------------------------

                           [THE NUMBER 1 APPEARS HERE]
                                     Sector
                                   Allocation
                                        |
                                        |
     ----------------------------------------------------------------------
       Our sector specialists work together to assess relative value among sectors and create investment strategies to meet each fund's objectives.

                      [DOWNWARD FACING ARROW APPEARS HERE]
                          [THE NUMBER 2 APPEARS HERE]
                                    Security
                                   Selection
                                        |
                                        |
     ----------------------------------------------------------------------
      In selecting securities for each portfolio, our fixed income teams have access to the vast resources of Goldman Sachs.

                      [DOWNWARD FACING ARROW APPEARS HERE]
                          [THE NUMBER 3 APPEARS HERE]
                                  Yield Curve
                                   Strategies
                                        |
                                        |
     ----------------------------------------------------------------------
      We adjust the term structure of our portfolios based on our expectations of the relationship between short- and long-term interest rates, while keeping each fund's duration close to its benchmark.


With our fixed income portfolios, we seek consistent, strong performance. We actively manage our funds within a research-intensive, risk-managed framework instead of attempting to anticipate interest rate movements.

Fund Basics


Short Duration Tax-Free Fund
as of April 30, 1999

-----------------------------------------------------------------------------------------------------------------
Performance Review
-----------------------------------------------------------------------------------------------------------------
October 31, 1998-           Fund Total Return        30-Day Taxable             30-Day              Lehman 3-Year
April 30, 1999              (based on NAV)/1/      Equivalent Yield/2/    Standardized Yield/3/     Muni Index/4/
-----------------------------------------------------------------------------------------------------------------
Class A                           1.42%                  6.77%                   4.09%                  1.91%
Class B                           1.21%                  5.94%                   3.59%                  1.91%
Class C                           1.14%                  N/A                     N/A                    1.91%
Institutional                     1.72%                  7.60%                   4.59%                  1.91%
Administration                    1.69%                  7.15%                   4.32%                  1.91%
Service                           1.46%                  6.77%                   4.09%                  1.91%
-----------------------------------------------------------------------------------------------------------------

/1/ The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares.

/2/ The Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-day Standardized Yield by 1 minus the highest 1999 federal income tax rate of 39.6%.

/3/ The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is compounded semiannually and then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

/4/ The Lehman 3-Year Municipal Bond Index does not reflect any fees or expenses.

--------------------------------------------------------------------------------------------------------------------------
Standardized Total Returns
--------------------------------------------------------------------------------------------------------------------------
For the period ending 3/31/99       Class A      Class B      Class C      Institutional      Administration      Service
--------------------------------------------------------------------------------------------------------------------------
One Year/5/                          1.95%        1.58%        2.46%           4.50%              4.45%            4.08%
Five Years/5/                         N/A          N/A          N/A            4.75%              4.52%             N/A
Since Inception/5/                   3.94%        3.86%        3.79%           4.51%              4.04%            4.42%
                                   (5/1/97)     (5/1/97)     (8/15/97)       (10/1/92)          (5/20/93)        (9/20/94)
--------------------------------------------------------------------------------------------------------------------------

/5/ The Standardized Total Returns are average annual returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 2% for Class A shares, the assumed deferred sales charge for Class B shares (2% maximum declining to 0% after three years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional, Administration and Service shares do not involve sales charges, such charges have not been applied to their Standardized Total Returns.

--------------------------------------------------------------------------------
Portfolio Composition as of 4/30/99/6/
--------------------------------------------------------------------------------
Sector Allocation                             Credit Allocation
--------------------------------------------------------------------------------
Revenue Bonds                      59.0%      AAA                   44.0%
Insured Revenue Bonds              17.0%      AA                    21.0%
Pre-refunded                       13.0%      A                     30.0%
Variable Rate Demand Notes          5.0%      BBB                    5.0%
Insured General Obligations         4.0%
General Obligations                 2.0%
--------------------------------------------------------------------------------

/6/ The Fund is actively managed and, as such, its composition may differ over time. Figures represent a percentage of total portfolio investments that have settled and include an offset to cash equivalents relating to all unsettled trades and may not sum to 100%.

    Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.


                            Assets Under Management
                                 $67.8 Million


                                 NASDAQ Symbols

                                 Class A Shares
                                     GSDTX

                                 Class B Shares
                                     GSDBX

                                 Class C Shares
                                     GSTCX

                              Institutional Shares
                                     GSDUX

                                 Service Shares
                                     GSTAX

                             Administration Shares
                                     GSTAX

                                                            Performance Overview

Short Duration Tax-Free Fund


Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Short Duration Tax-Free Fund for the six-month period ended April 30, 1999.


    Performance Review

    Over the 6-month period ended April 30, 1999, the Fund's A, B, C, Institutional, Administration and Service share classes generated total cumulative returns, at net asset value, of 1.42%, 1.21%, 1.14%, 1.72%, 1.69% and 1.46%, respectively. Over the same time period, the Fund's benchmark, the Lehman Brothers Three-Year Municipal Bond Index, generated a cumulative total return of 1.91%.

    Municipal Market Performance

    At the start of the period under review, new issue supply declined -- a positive trend since, heavy new issue supply was one reason municipal bonds underperformed Treasuries for most of 1998. However, two other key causes of municipal underperformance -- the attractiveness of equities and historically low nominal yields -- did not change. These factors significantly hindered demand for municipal bonds and, as a result, they continued to underperform Treasuries.

    Early in 1999, the relative performance picture shifted. The municipal market's reluctance to follow Treasury market performance (a problem during the rally of 1998) became an advantage when Treasury yields rose dramatically in February of 1999. This municipal yield "stickiness" allowed tax-exempts to experience their strongest relative performance in years. The performance surge was bolstered by a strong demand for municipals when supply was very thin, and abetted by municipals' year-long trend of not responding to Treasury movements.

    By March, new issue volume and secondary supply accelerated and, as a result, the strong performance seen early in the year leveled off. Although April saw a decline in new issue and secondary supply, demand fell slightly as mutual funds experienced outflows-- an unusual occurrence in the past two years. Municipal yields rose slightly and the relationship with Treasury yields went unchanged.

    Portfolio Composition

    Although municipal credit spreads remained generally tight, we were able to selectively purchase several holdings that offered above-market yields but did not significantly decrease the Fund's overall credit quality. A result of this shift was an increase in the weighting of revenue bonds in the portfolio (from 32.9% on October 31, 1998 to 59.0% on April 30, 1999), since the revenue sector tends to offer more bond variety than the more staid general obligation market.

Performance Overview


Portfolio Outlook

We presently believe the outlook for municipals appears bright. We have based this outlook on several factors: mutual fund flows have been consistently positive, near-term supply appears light and the combination of volatile equity markets and higher rates may encourage individuals to increase their investment in municipal bonds. Within the Fund, we expect to continue to emphasize the higher yielding revenue sector. This strategy will be executed more through careful security selection than through an allocation to lower-rated credits; we believe that the general yield spreads between lower- and higher-rated credits is still too narrow to overweight lower rated credits.

We thank you for your investment and look forward to your continued confidence.



Goldman Sachs U.S. Fixed Income -- Municipal Investment Management Team

May 28, 1999


The Goldman Sachs Short Duration Tax-Free Fund seeks current income, consistent with low volatility of principal, that is exempt from regular federal income tax, primarily through investments in municipal securities.

Fund Basics


Municipal Income Fund
as of April 30, 1999

-------------------------------------------------------------------------------------------------------------
Performance Review
-------------------------------------------------------------------------------------------------------------
October 31, 1998-       Fund Total Return     30-Day Taxable           30-Day              Lehman 15-Year
April 30, 1999         (based on NAV)/1/    Equivalent Yield/2/   Standardized Yield/3/     Muni Index/4/
-------------------------------------------------------------------------------------------------------------
Class A                       1.22%                6.44%               3.89%                   1.96%
Class B                       0.85%                5.50%               3.32%                   1.96%
Class C                       0.85%                5.50%               3.32%                   1.96%
Institutional                 1.42%                7.40%               4.47%                   1.96%
Service                       1.23%                 N/A                 N/A                    1.96%
-------------------------------------------------------------------------------------------------------------

/1/ The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares.

/2/ The Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-day Standardized Yield by 1 minus the highest 1999 federal income tax rate of 39.6%.

/3/ The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is compounded semiannually and then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

/4/ The Lehman Brothers 15-Year Municipal Bond Index is a total return performance benchmark for the 15-year maturity, investment-grade tax-exempt bond market. Returns and attributes for the Index are calculated semi-monthly using approximately 5,000 municipal bonds, which are priced by Muller Data Corporation. Please note that the benchmark return reflects performance data from the Fund's first full month of operation (8/1/93), which does not directly correlate with the Fund's performance since its inception. The Index figures do not reflect any fees or expenses.

-------------------------------------------------------------------------------------------------------------
Standardized Total Returns
-------------------------------------------------------------------------------------------------------------
For the period ending 3/31/99     Class A      Class B      Class C      Institutional      Service
-------------------------------------------------------------------------------------------------------------
OneYear/5/                         0.64%       - 0.60%       3.57%          5.74%            5.26%
Five Years/5/                      6.53%          N/A         N/A            N/A             7.48%
Since Inception/5/                 5.39%         6.13%       6.01%          7.17%            6.21%
                                 (7/20/93)     (5/1/96)    (8/15/97)      (8/15/97)       (7/20/93)/6/
-------------------------------------------------------------------------------------------------------------

/5/ The Standardized Total Returns are average annual returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 4.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years), and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve sales charges, such charges have not been applied to their Standardized Total Returns.

/6/ Performance data for Service shares prior to 8/15/97 is that of Class A shares (excluding the impact of front-end sales charges applicable to Class A shares since Service shares are not subject to any sales charges). Performance of Class A shares in the Fund reflects the expenses applicable to the Fund's Class A shares. The fees applicable to Service shares are different from those applicable to Class A shares which impact performance ratings and rankings for a class of shares.

-------------------------------------------------------------------------------------------------------------
Portfolio Composition as of 4/30/99/7/
-------------------------------------------------------------------------------------------------------------
Sector Allocation                                                   Credit Allocation
-------------------------------------------------------------------------------------------------------------
Insured Revenue Bonds             39.0%                             AAA     65.0%
Revenue Bonds                     28.0%                             AA      17.0%
Insured General Obligations       19.0%                             A       14.0%
General Obligations                9.0%                             BBB      4.0%
Variable Rate Demand Notes         4.0%
Pre-Refunded                       1.0%
-------------------------------------------------------------------------------------------------------------

/7/ The Fund is actively managed and, as such, its composition may differ over time. Figures represent a percentage of total portfolio investments that have settled and include an offset to cash equivalents relating to all unsettled trades and may not sum to 100%.

    Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.


                            Assets Under Management
                                 $115.7 Million


                                 NASDAQ Symbols


                                 Class A Shares
                                     GSMIX

                                 Class B Shares
                                     GSMBX

                                 Class C Shares
                                     GSMUX

                              Institutional Shares
                                     GSMTX

                                 Service Shares
                                     GSMEX

Performance Overview


Municipal Income Fund


Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Municipal Income Fund for the six-month period ended April 30, 1999.


     Performance Review

     Over the six-month period ended April 30, 1999, the Fund's A, B, C, Institutional and Service share classes generated cumulative total returns, at net asset value, of 1.22%, 0.85%, 0.85%, 1.42% and 1.23%, respectively. These returns underperformed the 1.96% return generated by the Fund's benchmark, the Lehman Brothers 15-Year Municipal Bond Index. The Fund's underperformance was primarily attributable to a few securities that underperformed the market during the 6-month period, combined with differences in yield curve exposure between the portfolio and the Lehman 15-year index.

     Municipal Market Performance

     At the start of the period under review, new issue supply declined -- a positive trend since, heavy new issue supply was one reason municipal bonds underperformed Treasuries for most of 1998. However, two other key causes of municipal underperformance -- the attractiveness of equities and historically low nominal yields -- did not change. These factors significantly hindered demand for municipal bonds and, as a result, they continued to underperform Treasuries.

     Early in 1999, the relative performance picture shifted. The municipal market's reluctance to follow Treasury market performance (a problem during the rally of 1998) became an advantage when Treasury yields rose dramatically in February of 1999. This municipal yield "stickiness" allowed tax-exempts to experience their strongest relative performance in years. The performance surge was bolstered by a strong demand for municipals when supply was very thin, and abetted by municipals' year-long trend of not responding to Treasury movements.

     By March, new issue volume and secondary supply accelerated and, as a result, the strong performance seen early in the year leveled off. Although April saw a decline in new issue and secondary supply, demand fell slightly as mutual funds experienced outflows -- an unusual occurrence in the past two years. Municipal yields rose slightly and the relationship with Treasury yields went unchanged.

     Portfolio Composition

     Portfolio composition remained relatively stable over the period, with the exception of an increase in the Fund's position in insured general obligation bonds (from 13.7% on October 31, 1998 to 19.0% on April 30,
     1999). This increase accounted in part for the reduction in the Fund's position in insured revenue bonds (from 53.9% on October 31, 1998 to 39.0% on April 30, 1999). Broadly, the market prices both types of securities performed similarly; thus shifts are the result of specific investment decisions.

Performance Overview


Portfolio Outlook

We presently believe the outlook for municipals appears bright. We have based this outlook on several factors: mutual fund flows have been consistently positive, near-term supply appears light and the combination of volatile equity markets and higher rates may encourage individuals to increase their investment in municipal bonds. Going forward, we will continue to emphasize selective purchases in the higher yielding revenue bond sector and careful yield curve management.

We thank you for your investment and look forward to your continued confidence.




Goldman Sachs U.S. Fixed Income -- Municipal Investment Management Team

May 28, 1999



The Goldman Sachs Municipal Income Fund seeks a high level of current income exempt from regular federal income tax that is consistent with preservation of capital, primarily through investments in municipal securities.

GOLDMAN SACHS TAX-FREE FUNDS


        The Goldman Sachs Advantage



        Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.




               Today, the firm's Asset Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse -- and put this expertise to work in their individual portfolios.


               What Sets Goldman Sachs Funds Apart?



                                               1
                                  Resources and Relationships

                 Our porfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.


                                               2
                                       In-Depth Research

                 Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.'s Global Investment Research Department.


                                               3
                                        Risk Management

                 In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.



              To learn more about the Goldman Sachs Family of Funds, call your investment professional today.

                                      GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
Performance Summary
April 30, 1999 (Unaudited)
 The following graph shows the value as of April 30, 1999, of a $10,000 investment made in Institutional shares on October 1, 1992 (commencement of operations) of the Goldman Sachs Short Duration Tax-Free Fund. For comparative purposes, the performance of the Fund's benchmark (the Lehman Brothers 3-Year Municipal Bond Index ("Lehman 3-Year Muni Bond Index")) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class A, Class B, Class C, Administration and Service shares will vary from the Institutional shares due to differences in fees and loads.

 Short Duration Tax-Free Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions Reinvested October 1, 1992 to April 30, 1999.

[GRAPH APPEARS HERE]
         Date          SDTF         MUNI
         ----          ----         ----
        Oct-92       10,000        10,000
        Oct-92        9,966         9,961
        Nov-92       10,041        10,031
        Dec-92       10,127        10,091
        Jan-93       10,199        10,167
        Feb-93       10,406        10,326
        Mar-93       10,350        10,295
        Apr-93       10,425        10,355
        May-93       10,427        10,383
        Jun-93       10,512        10,449
        Jul-93       10,504        10,455
        Aug-93       10,590        10,552
        Sep-93       10,656        10,598
        Oct-93       10,667        10,620
        Nov-93       10,643        10,607
        Dec-93       10,755        10,718
        Jan-94       10,841        10,805
        Feb-94       10,703        10,704
        Mar-94       10,562        10,575
        Apr-94       10,627        10,637
        May-94       10,632        10,687
        Jun-94       10,618        10,690
        Jul-94       10,710        10,779
        Aug-94       10,738        10,818
        Sep-94       10,715        10,791
        Oct-94       10,685        10,765
        Nov-94       10,653        10,746
        Dec-94       10,707        10,792
        Jan-95       10,726        10,881
        Feb-95       10,831        10,997
        Mar-95       10,879        11,096
        Apr-95       10,909        11,133
        May-95       11,053        11,304
        Jun-95       11,087        11,331
        Jul-95       11,191        11,451
        Aug-95       11,271        11,540
        Sep-95       11,287        11,573
        Oct-95       11,325        11,627
        Nov-95       11,399        11,702
        Dec-95       11,428        11,751
        Jan-96       11,548        11,842
        Feb-96       11,575        11,845
        Mar-96       11,521        11,816
        Apr-96       11,526        11,830
        May-96       11,532        11,841
        Jun-96       11,597        11,912
        Jul-96       11,650        11,978
        Aug-96       11,681        11,996
        Sep-96       11,758        12,069
        Oct-96       11,836        12,153
        Nov-96       11,949        12,266
        Dec-96       11,967        12,272
        Jan-97       12,007        12,326
        Feb-97       12,062        12,387
        Mar-97       11,995        12,322
        Apr-97       12,062        12,375
        May-97       12,153        12,476
        Jun-97       12,232        12,549
        Jul-97       12,359        12,699
        Aug-97       12,340        12,673
        Sep-97       12,432        12,764
        Oct-97       12,475        12,820
        Nov-97       12,518        12,857
        Dec-97       12,610        12,945
        Jan-98       12,690        13,030
        Feb-98       12,721        13,057
        Mar-98       12,750        13,078
        Apr-98       12,729        13,060
        May-98       12,848        13,182
        Jun-98       12,878        13,226
        Jul-98       12,909        13,274
        Aug-98       13,016        13,403
        Sep-98       13,085        13,489
        Oct-98       13,129        13,553
        Nov-98       13,172        13,586
        Dec-98       13,201        13,618
        Jan-99       13,295        13,742
        Feb-99       13,295        13,758
        Mar-99       13,324        13,770
        Apr-99       13,355        13,813

  Average Annual Total
  Return through April 30,
  1999                       Since Inception Five Years One Year Six Months(a)
  Class A (commenced May 1,
  1997)
  Excluding sales charges         4.91%             n/a    4.56%         1.42%
  Including sales charges         3.87%             n/a    2.43%        -0.63%
 -----------------------------------------------------------------------------
  Class B (commenced May 1,
  1997)
  Excluding contingent
  deferred sales charges          4.28%             n/a    3.94%         1.21%
  Including contingent
  deferred sales charges          3.77%             n/a    1.88%        -0.81%
 -----------------------------------------------------------------------------
  Class C (commenced August
  15, 1997)
  Excluding contingent
  deferred sales charges          3.69%             n/a    3.78%         1.14%
  Including contingent
  deferred sales charges          3.69%             n/a    2.76%         0.13%
 -----------------------------------------------------------------------------
  Institutional Class (com-
  menced October 1, 1992)         4.49%           4.67%    4.91%         1.72%
 -----------------------------------------------------------------------------
  Administration Class
  (commenced May 20, 1993)        4.02%           4.44%    4.76%         1.69%
 -----------------------------------------------------------------------------
  Service Class (commenced
  September 20, 1994)             4.38%             n/a    4.50%         1.46%
 -----------------------------------------------------------------------------

 (a) Not annualized.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
Statement of Investments
April 30, 1999 (Unaudited)

  Principal              Interest                        Maturity
    Amount                 Rate                            Date                              Value
  Debt Obligations - 127.7%
  Alabama - 3.2%
  Alabama Building Renovation Financing Authority RB Series 1990 (A2)
  $1,000,000               7.40%                        09/01/2006                       $1,063,600
  Scottsboro Alabama GO Warrants Series A (AAA/Aaa)
   1,000,000               5.75                         11/01/2011                        1,077,080
 --------------------------------------------------------------------------------------------------
                                                                                         $2,140,680
 --------------------------------------------------------------------------------------------------
  Alaska - 2.0%
  Valdez Alaska Marine Terminal RB for Sohio Pipeline Series 1991 (AA+)
  $1,250,000               7.13%                        12/01/2025                       $1,371,263
 --------------------------------------------------------------------------------------------------
  Arizona - 6.1%
  Phoenix Street and Highway User RB Series 1993 (AA/A1)
  $4,000,000               5.13%                        07/01/2010                       $4,125,720
 --------------------------------------------------------------------------------------------------
  California - 5.6%
  ABAG Finance Authority for Non-Profit Corporations Refunding Bond (BBB)
  $  900,000               5.25%                        10/01/2007                       $  917,334
  Palmdale Civic Authority RB Series 1994 (MBIA) (AAA)
   1,695,000               6.60                         09/01/2034                        1,895,722
  Sacramento County Housing Authority MF Hsg. RB for Rancho Natomas
  Apartments (LOC) (A1)
   1,000,000               4.80                         12/15/2007                        1,000,000
 --------------------------------------------------------------------------------------------------
                                                                                         $3,813,056
 --------------------------------------------------------------------------------------------------
  Colorado - 3.4%
  Denver City & County Airport Prerefunded RB Series 1992 A (AAA/Baa1)
  $2,000,000               7.50%                        11/15/2006                       $2,287,180
 --------------------------------------------------------------------------------------------------
  Connecticut - 8.6%
  Bridgeport Connecticut GO Series 1992 A (AAA)
  $2,250,000               6.13%                        03/01/2005                       $2,432,858
  Connecticut State Health and Educational Facilities RB for Special Care
  Issue Series 1997 B (BBB/Baa2)
   3,365,000               5.13                         07/01/2007                        3,431,391
 --------------------------------------------------------------------------------------------------
                                                                                         $5,864,249
 --------------------------------------------------------------------------------------------------
  Florida - 4.8%
  Citrus County PCRB for Florida Power Corp. Crystal River Series 1992 B
  (A+/Aa3)
  $3,000,000               6.35%                        02/01/2022                       $3,231,390
 --------------------------------------------------------------------------------------------------
  Illinois - 13.2%
  Chicago Metropolitan Housing Development Corp. RB Series 1992 8-A (AMBAC)
  (AAA/Aaa)
  $3,500,000               6.85%                        07/01/2022                       $3,783,850
  Illinois Health Facilities Authority Highland Park Hospital Series A
  (FGIC) (AAA/Aaa)
   1,000,000               5.20                         10/01/2001                        1,033,490
  Illinois Health Facilities Authority RB for University of Chicago
  Hospitals Series A (AAA/Aaa)
   1,950,000               5.38                         08/15/2005                        2,072,889
 --------------------------------------------------------------------------------------------------

  Principal              Interest                        Maturity
    Amount                 Rate                            Date                              Value
  Debt Obligations - (continued)
  Illinois - (continued)
  Illinois Housing Development Authority Series 1991 A (A+/A1)
  $1,000,000               7.90%                        07/01/1999                       $1,006,100
  Southern Illinois University Housing & Auxiliary Facility RB Series 1996 A
  (MBIA) (AAA/Aaa)
   1,000,000               5.00                         04/01/2003                        1,039,820
 --------------------------------------------------------------------------------------------------
                                                                                         $8,936,149
 --------------------------------------------------------------------------------------------------
  Indiana - 10.7%
  Indiana Health Facilities Financing Authority Hospital RB for Methodist
  Hospitals Series 1992 (A2)
  $2,200,000               6.75%                        09/15/2009                       $2,389,090
  Logansport Multi-Purpose School Building Corp. RB for First Mortgages
  Series 1992 (A)
   2,195,000               5.90                         07/01/2005                        2,341,889
  Marion County Hospital Authority Facility RB for Methodist Hospitals of
  Indiana Series 1989 (AAA/Aa3)
   2,450,000               6.50                         09/01/2013                        2,518,404
 --------------------------------------------------------------------------------------------------
                                                                                         $7,249,383
 --------------------------------------------------------------------------------------------------
  Kentucky - 3.1%
  Kentucky State Property and Building Commission RB (A+/A2)
  $2,000,000               6.10%                        10/01/2001                       $2,115,100
 --------------------------------------------------------------------------------------------------
  Louisiana - 1.5%
  Louisiana Offshore Deepwater Port Terminal Authority RB Series B (A/Baa1)
  $1,000,000               5.85%                        09/01/2000                       $1,023,010
 --------------------------------------------------------------------------------------------------
  Maryland - 3.9%
  Maryland State Health and Higher Educational Facilities Authority RB (LOC)
  (A)
  $1,000,000               4.75%                        07/01/2021                       $1,015,460
  Maryland State Health and Higher Educational Facilities Authority RB (A-)
   1,600,000               5.50                         01/01/2021                        1,655,728
 --------------------------------------------------------------------------------------------------
                                                                                         $2,671,188
 --------------------------------------------------------------------------------------------------
  Massachusetts - 4.3%
  Boston Massachusetts RB for Boston City Hospital Series B (AA-/Aa)
  $1,245,000               5.75%                        02/15/2013                       $1,291,971
  Massachusetts Industrial Finance Agency RB for Brandeis College Series
  1989 (AAA/Aaa)
   1,550,000               6.80                         10/01/2019                        1,599,523
 --------------------------------------------------------------------------------------------------
                                                                                         $2,891,494
 --------------------------------------------------------------------------------------------------
  Michigan - 3.7%
  Bishop International Airport RB Series B (A)
  $2,420,000               5.00%                        12/01/2007                       $2,505,644
 --------------------------------------------------------------------------------------------------
  Missouri - 2.5%
  St. Louis Municipal Finance Leasehold RB Series A (LOC) (A/Aa3)
  $1,655,000               5.30%                        07/15/2002                       $1,708,788
 --------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                      GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

  Principal             Interest                      Maturity
    Amount                Rate                          Date                             Value
  Debt Obligations - (continued)
  Nebraska - 5.8%
  Nebraska Investment Finance Authority MF Hsg. for Wycliffe West RB
  (FNMA) (AAA)
  $1,740,000              5.50%                      12/01/2025                     $ 1,841,860
  Nebraska Public Power District RB Series 1998 A (MBIA) (AAA/Aaa)
   2,000,000              5.00                       01/01/2002                       2,065,100
 ----------------------------------------------------------------------------------------------
                                                                                    $ 3,906,960
 ----------------------------------------------------------------------------------------------
  New York - 4.8%
  New York State Medical Care RB (MBIA) (AAA/Aaa)
  $1,520,000              6.00%                      08/15/2003                     $ 1,647,011
  Yonkers GO Series C (FGIC) (AAA/Aaa)
   1,500,000              6.00                       08/01/2003                       1,623,660
 ----------------------------------------------------------------------------------------------
                                                                                    $ 3,270,671
 ----------------------------------------------------------------------------------------------
  Ohio - 3.5%
  Ohio State Building Authority RB Series 1996 A (AA-/Aa3)
  $2,255,000              5.00%                      10/01/2002                     $ 2,345,719
 ----------------------------------------------------------------------------------------------
  Pennsylvania - 6.0%
  Pennsylvania Economic Development Financing Authority RB for
  Northwestern Human Services Series A (A)
  $1,950,000              4.60%                      06/01/2004                     $ 1,928,550
  Philadelphia GO Series 1996 (MBIA) (AAA/Aaa)
   2,005,000              6.00                       05/15/2002                       2,134,142
 ----------------------------------------------------------------------------------------------
                                                                                    $ 4,062,692
 ----------------------------------------------------------------------------------------------
  South Carolina - 6.3%
  Georgetown County PCRB for International Paper Company Series 1992
  (BBB+/A3)
  $4,000,000              6.25%                      06/15/2005                     $ 4,282,600
 ----------------------------------------------------------------------------------------------
  Tennessee - 2.2%
  Clarksville Public Building Authority RB for Pooled Loan Program Series
  1993 (AA)
  $1,500,000              4.75%                      12/01/2000                     $ 1,527,015
 ----------------------------------------------------------------------------------------------
  Texas - 20.6%
  Edinburg Consolidated Independent School District Public Facilities
  Corp. Lease RB (AMBAC) (AAA)
  $1,810,000              5.00%                      08/15/2001                     $ 1,862,852
  Harris County RB for Toll Road Lien Series 1991 (AA/Aa2)
   4,000,000              6.75                       08/01/2014                       4,335,040
  Houston Water and Sewer System RB Series 1992 A (AAA/Aaa)
   3,415,000              6.38                       12/01/2022                       3,724,911
  Memorial Villages Water Authority RB (Aa)
     760,000              7.00                       09/01/2000                         785,050
  Titus County Fresh Water RB for Southwestern Electric Power Company
  Series 1991 A (A1)
   2,945,000              8.20                       08/01/2011                       3,273,132
 ----------------------------------------------------------------------------------------------
                                                                                    $13,980,985
 ----------------------------------------------------------------------------------------------

     Principal              Interest                Maturity
       Amount                 Rate                    Date                  Value
  Debt Obligations - (continued)
  Wisconsin - 1.9%
  Wisconsin State Health and Educational Facility RB for Medical College
  of Wisconsin Series 1993 (A)
         $1,240,000               5.30%            12/01/2003          $ 1,296,718
 ----------------------------------------------------------------------------------
  TOTAL DEBT OBLIGATIONS
  (Cost $86,144,286)                                                   $86,607,654
 ----------------------------------------------------------------------------------
  Short-Term Obligations(a) - 6.0%
  California - 2.9%
  Fontana COPS VRDN for Empire Center Project Series 1991 (BBB)
         $2,000,000               5.10%            05/06/1999          $ 2,000,000
 ----------------------------------------------------------------------------------
  District of Columbia - 3.1%
  District of Columbia RB (AAA/Aaa)
         $2,100,000               4.30%            05/03/1999          $ 2,100,000
 ----------------------------------------------------------------------------------
  TOTAL SHORT-TERM OBLIGATIONS
  (Cost $4,100,000)                                                    $ 4,100,000
 ----------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $90,244,286)(b)                                                $90,707,654
 ----------------------------------------------------------------------------------
  Federal Income Tax Information:
  Gross unrealized gain for investments in which value
  exceeds cost                                                         $   555,988
  Gross unrealized loss for investments in which cost
  exceeds value                                                            (92,620)
 ----------------------------------------------------------------------------------
  Net unrealized gain                                                  $   463,368
 ----------------------------------------------------------------------------------

 (a) Securities with "Put" features with resetting interest rates. Maturity dates disclosed are the next interest reset dates.
 (b) The amount stated also represents aggregate cost for federal income tax purposes.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

 -------------------------------------------------------------
  Investment
   Abbreviations:
  AMBAC   --Insured by American Municipal Bond Assurance Corp.
  COPS    --Certificates of Participation
  FGIC    --Insured by Financial Guaranty Insurance Co.
  FNMA    --Insured by Federal National Mortgage Association
  GO      --General Obligation
  LOC     --Letter of Credit
  MBIA    --Insured by Municipal Bond Investors Assurance
  MF Hsg. --Multi-Family Housing
  PCRB    --Pollution Control Revenue Bond
  RB      --Revenue Bond
  VRDN    --Variable Rate Demand Note
 -------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Performance Summary
April 30, 1999 (Unaudited)

 The following graph shows the value as of April 30, 1999, of a $10,000 in-vestment made (with the maximum sales charge of 4.5%) in Class A shares on August 1, 1993 of the Goldman Sachs Municipal Income Fund. For comparative purposes, the performance of the Fund's benchmark (the Lehman Brothers 15-Year Municipal Bond Index ("Lehman 15-Year Muni Index")) is shown. This per-formance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service shares will vary from Class A due to differences in fees and loads.

 Municipal Income Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions Reinvested August 1, 1993 to April 30, 1999.(a)

[GRAPH APPEARS HERE]
                        MUNICIPAL          LEHMAN
                          INCOME           15-YEAR
         DATE             FUND            MUNI INDEX
        Aug-93            9,550            10,000
        Aug-93            9,786            10,237
        Sep-93            9,926            10,374
        Oct-93            9,983            10,389
        Nov-93            9,891            10,293
        Dec-93           10,082            10,538
        Jan-94           10,202            10,677
        Feb-94            9,933            10,355
        Mar-94            9,459             9,863
        Apr-94            9,514             9,974
        May-94            9,591            10,077
        Jun-94            9,542            10,003
        Jul-94            9,753            10,201
        Aug-94            9,776            10,233
        Sep-94            9,613            10,061
        Oct-94            9,433             9,862
        Nov-94            9,245             9,651
        Dec-94            9,468             9,889
        Jan-95            9,774            10,223
        Feb-95            9,972            10,560
        Mar-95           10,085            10,691
        Apr-95           10,105            10,695
        May-95           10,406            11,066
        Jun-95           10,277            10,940
        Jul-95           10,348            11,045
        Aug-95           10,494            11,213
        Sep-95           10,573            11,314
        Oct-95           10,734            11,478
        Nov-95           10,936            11,682
        Dec-95           11,068            11,804
        Jan-96           11,224            11,913
        Feb-96           11,134            11,836
        Mar-96           10,920            11,662
        Apr-96           10,870            11,611
        May-96           10,851            11,601
        Jun-96           10,981            11,733
        Jul-96           11,071            11,857
        Aug-96           11,074            11,855
        Sep-96           11,235            12,009
        Oct-96           11,394            12,169
        Nov-96           11,621            12,422
        Dec-96           11,570            12,353
        Jan-97           11,608            12,398
        Feb-97           11,741            12,526
        Mar-97           11,584            12,349
        Apr-97           11,687            12,471
        May-97           11,833            12,669
        Jun-97           11,993            12,823
        Jul-97           12,390            13,236
        Aug-97           12,214            13,086
        Sep-97           12,392            13,252
        Oct-97           12,446            13,340
        Nov-97           12,534            13,428
        Dec-97           12,777            13,657
        Jan-98           12,907            13,825
        Feb-98           12,912            13,821
        Mar-98           12,899            13,832
        Apr-98           12,822            13,767
        May-98           13,045            14,012
        Jun-98           13,087            14,074
        Jul-98           13,098            14,100
        Aug-98           13,297            14,347
        Sep-98           13,447            14,556
        Oct-98           13,416            14,537
        Nov-98           13,449            14,590
        Dec-98           13,488            14,646
        Jan-99           13,660            14,870
        Feb-99           13,572            14,750
        Mar-99           13,594            14,770
        Apr-99           13,580            14,822

  Average Annual Total
  Return through April 30,
  1999                       Since Inception Five Years One Year Six Months(b)
  Class A (commenced July
  20, 1993)
  Excluding sales charges         6.13%           7.37%    5.91%         1.22%
  Including sales charges         5.29%           6.39%    1.15%        -3.34%
 -----------------------------------------------------------------------------
  Class B (commenced May 1,
  1996)
  Excluding contingent
  deferred sales charges          6.89%           n/a      5.12%         0.85%
  Including contingent
  deferred sales charges          5.89%           n/a     -0.09%        -4.20%
 -----------------------------------------------------------------------------
  Class C (commenced August
  15, 1997)
  Excluding contingent
  deferred sales charges          5.61%           n/a      5.12%         0.85%
  Including contingent
  deferred sales charges          5.61%           n/a      4.08%        -0.16%
 -----------------------------------------------------------------------------
  Institutional Class
  (commenced August 15,
  1997)                           6.76%           n/a      6.26%         1.42%
 -----------------------------------------------------------------------------
  Service Class (commenced
  August 15, 1997)                6.55%           n/a      5.86%         1.23%
 -----------------------------------------------------------------------------

 (a) For comparative purposes, initial investments are assumed to be made on the first day of the month following the commencement of operations.
 (b) Not annualized.

                                             GOLDMAN SACHS MUNICIPAL INCOME FUND

Statement of Investments
April 30, 1999 (Unaudited)

  Principal             Interest                      Maturity
    Amount                Rate                          Date                             Value
  Debt Obligations - 93.2%
  Arizona - 4.1%
  Maricopa County MF Hsg. IDA RB (A)
  $1,795,000              5.85%                      01/01/2008                     $ 1,959,386
  Maricopa County United School District No. 41 RB (FSA)
  (AAA)
   2,500,000              6.25                       07/01/2015                       2,782,325
 ----------------------------------------------------------------------------------------------
                                                                                    $ 4,741,711
 ----------------------------------------------------------------------------------------------
  California - 3.4%
  Carlsbad Unified School District GO Series 1997 (FGIC) (AAA/Aaa)(a)
  $2,700,000              4.83%                      11/01/2014                     $ 1,279,989
  City of Anaheim Public Financing RB (AAA/Aaa)(a)
   2,590,000              5.27                       09/01/2032                         447,034
  Orange County Public Finance Authority Waste Management Systems RB
  (AMBAC) (Aaa)
   2,110,000              5.25                       12/01/2013                       2,221,872
 ----------------------------------------------------------------------------------------------
                                                                                    $ 3,948,895
 ----------------------------------------------------------------------------------------------
  Colorado - 1.8%
  Aurora Centertech Metropolitan District VRDN Series 1998 C (A+)
  $2,000,000              4.88%                      12/01/2028                     $ 2,030,340
 ----------------------------------------------------------------------------------------------
  Connecticut - 1.0%
  Mashantucket Western Pequot Tribe Prerefunded RB Series A (BBB-)(b)
  $1,000,000              6.50%                      09/01/2005                     $ 1,136,570
 ----------------------------------------------------------------------------------------------
  Florida - 2.4%
  Santa Rosa Bay Bridge Authority RB (BBB-)
  $2,500,000              6.25%                      07/01/2028                     $ 2,722,575
 ----------------------------------------------------------------------------------------------
  Illinois - 12.7%
  Chicago Midway Airport RB (MBIA) (AAA/Aaa)
  $2,500,000             5.50%                       01/01/2010                     $ 2,659,825
  Illinois Education Facilities Authority RB for Midwestern University
  Series 1998 B (A)
   3,000,000              5.50                       05/15/2028                       3,025,860
  Lake County Unified School District No. 116 GO (FSA) (AAA)
   1,000,000              7.60                       02/01/2013                       1,285,010
   2,000,000              7.60                       02/01/2014                       2,586,560
  Lake, Cook, Kane and McHenry County's Community Unit School District No.
  220 GO Bonds (FSA) (AAA/Aaa)
   2,465,000              6.20                       12/01/2012                       2,840,493
  Rock Island County School District No. 41 GO Series 1998 (FSA) (AAA)
   2,300,000              5.13                       12/01/2014                       2,341,492
 ----------------------------------------------------------------------------------------------
                                                                                    $14,739,240
 ----------------------------------------------------------------------------------------------
  Indiana - 3.7%
  Indiana Bond Bank for Hendricks County RB (LOC) (AA-)
  $1,420,000              6.00%                      02/01/2012                     $ 1,462,430
  Indiana Transportation Airport Series A RB (AMBAC) (AAA/Aaa)
   2,500,000              6.00                       11/01/2011                       2,826,575
 ----------------------------------------------------------------------------------------------
                                                                                    $ 4,289,005
 ----------------------------------------------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                             Value
  Debt Obligations - (continued)
  Kentucky - 0.9%
  Nelson County Industrial Building Mabex Universal Corp. Project (AMT)
  (LOC) (A3)
  $1,000,000              6.50%                      04/01/2005                     $ 1,070,890
 ----------------------------------------------------------------------------------------------
  Louisiana - 1.8%
  Orleans Levee District Improvement Bonds (FSA) (AAA/Aaa)
  $1,845,000              5.95%                      11/01/2015                     $ 2,036,917
 ----------------------------------------------------------------------------------------------
  Maine - 0.5%
  Maine Educational Loan Authority RB Series A-1 (AMT) (Aaa)
  $  570,000              6.80%                      12/01/2007                     $   607,688
 ----------------------------------------------------------------------------------------------
  Michigan - 7.7%
  Michigan Higher Education Facility RB for the Thomas M. Cooley Law
  School Series 1998 (LOC) (A+)
  $4,000,000              5.40%                      05/01/2018                     $ 4,022,600
  Oakland County Economic Development Corp. RB for Cranbrook Community Se-
  ries 1998 (Aa2)
   5,000,000              5.00                       11/01/2017                       4,934,300
 ----------------------------------------------------------------------------------------------
                                                                                    $ 8,956,900
 ----------------------------------------------------------------------------------------------
  Mississippi - 4.5%
  Mississippi State Capital Improvements GO Series A (AA/Aa3)
  $5,000,000              5.40%                      05/01/2011                     $ 5,233,000
 ----------------------------------------------------------------------------------------------
  Missouri - 1.9%
  St. Louis Municipal Finance Leasehold Series A RB (LOC) (A/Aa3)
  $2,100,000              5.30%                      07/15/2002                     $ 2,168,250
 ----------------------------------------------------------------------------------------------
  New Mexico - 4.8%
  New Mexico Finance Authority Anticipation RB for Federal Highway Grant
  Series 1998 A (AMBAC) (AAA/Aaa)
  $2,100,000              5.25%                      09/01/2014                     $ 2,169,174
  Santa Fe County Correctional System RB (FSA) (AAA/Aaa)
   3,000,000              6.00                       02/01/2027                       3,389,580
 ----------------------------------------------------------------------------------------------
                                                                                    $ 5,558,754
 ----------------------------------------------------------------------------------------------
  New York - 8.8%
  Babylon Waste Facilities GO Series 1993 (FGIC) (AAA/Aaa)
  $3,500,000              9.00%                      08/01/2011                     $ 4,908,015
  New York City Municipal Water Finance Authority Series B (MBIA)
  (AAA/Aaa)
   3,000,000              5.50                       06/15/2027                       3,091,470
  New York State Dormitory RB for Department of Health Series 1996 (MBIA)
  (AAA)
   2,000,000              5.63                       07/01/2012                       2,144,500
 ----------------------------------------------------------------------------------------------
                                                                                    $10,143,985
 ----------------------------------------------------------------------------------------------
  North Dakota - 1.9%
  Mercer County PCRB for Basin Electric & Power 2nd Series (AMBAC)
  (AAA/Aaa)
  $2,000,000              6.05%                      01/01/2019                     $ 2,189,100
 ----------------------------------------------------------------------------------------------
  Ohio - 0.5%
  Cuyahoga County for Rock & Roll Hall of Fame RB
    $600,000              5.45%                      12/01/2005                     $   617,166
 ----------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Statement of Investments
April 30, 1999 (Unaudited)

  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value
 Debt Obligations - (continued)
  Pennsylvania - 10.2%
  Parkland School District GO Series 1998 (FGIC) (AAA/Aaa)
  $3,000,000              5.00%                      09/01/2013                     $  3,040,950
  Pennsylvania Higher Education RB for University of Pennsylvania Series
  1996 B (AA/A1)
   2,900,000              5.88                       01/01/2015                        3,052,453
  Pennsylvania Higher Education RB for University of Pennsylvania Health
  Services Series 1998 A (MBIA) (AAA/Aaa)
   2,040,000              5.38                       01/01/2014                        2,143,469
  Philadelphia Gas Works RB Series 1998 B (FSA) (AAA/Aaa)
   3,420,000              5.38                       07/01/2015                        3,546,985
 -----------------------------------------------------------------------------------------------
                                                                                    $ 11,783,857
 -----------------------------------------------------------------------------------------------
  Tennessee - 1.3%
  McMinnville Housing Authority RB (A2)
  $1,375,000              6.00%                      10/01/2009                     $  1,464,581
 -----------------------------------------------------------------------------------------------
  Texas - 14.5%
  Boerne Independent School District Capital Appreciation GO Series 1999
  (Aaa)(a)
  $3,285,000              5.20%                      02/01/2022                     $    998,016
  Grapevine-Colleyville Independent School District Capital Appreciation GO
  Series 1998 (AAA/Aaa)(a)
   1,000,000              4.96                       08/15/2013                          494,870
   2,000,000              5.01                       08/15/2014                          935,200
   4,275,000              5.08                       08/15/2015                        1,877,965
  Houston Water and Sewer Systems Capital Appreciation RB Series 1998 A
  (FSA) (AAA/Aaa)(a)
  10,000,000              5.22                       12/01/2020                        3,243,300
  Lago Vista Independent School District Refunding Bonds Series 1997 (Aaa)
   1,000,000              5.50                       08/15/2027                        1,028,800
  Lubbock Health Facilities Development Corp. RB for St. Josephs Health
  Systems Series 1998 (AA/Aa3)
   5,000,000              5.25                       07/01/2017                        5,014,350
  Tarrant County Health Facilities Development Corp. RB (MBIA) (AAA/Aaa)
   3,000,000              5.75                       02/15/2015                        3,273,930
 -----------------------------------------------------------------------------------------------
                                                                                    $ 16,866,431
 -----------------------------------------------------------------------------------------------
  Washington - 4.8%
  Chelan County Public Utility RB (MBIA) (AAA/Aaa)
  $2,500,000              6.35%                      07/01/2028                     $  2,809,500
  Washington State Public Power Supply System Series A RB (AMBAC) (AAA/Aaa)
   2,500,000              5.70                       07/01/2011                        2,692,500
 -----------------------------------------------------------------------------------------------
                                                                                    $  5,502,000
 -----------------------------------------------------------------------------------------------
  TOTAL DEBT OBLIGATIONS
  (cost $104,773,054)                                                               $107,807,855
 -----------------------------------------------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value
 Short-Term Obligations(c) - 5.1%
  California - 2.5%
  Fontana COPS VRDN for Empire Center Project Series 1991 (BBB)
  $2,900,000              5.10%                      05/06/1999                     $  2,900,000
 ------------------------------------------------------------------------------------------------
  Georgia - 1.6%
  Burke County PCRB for Georgia Power Co. Fourth Series (A/A2)
  $1,900,000              4.40%                      05/03/1999                     $  1,900,000
 ------------------------------------------------------------------------------------------------
  Texas - 1.0%
  Harris County Health Facilities Development Corp. RB for Memorial
  Hospital (AA)
  $1,100,000              4.30%                      05/03/1999                     $  1,100,000
 ------------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM OBLIGATIONS
  (cost $5,900,000)                                                                 $  5,900,000
 ------------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (cost $110,673,054)(d)                                                            $113,707,855
 ------------------------------------------------------------------------------------------------
  Federal Income Tax Information:
  Gross unrealized gain for investments in which
  value exceeds cost                                                                $  3,249,359
  Gross unrealized loss for investments in which
  cost exceeds value                                                                    (214,558)
 ------------------------------------------------------------------------------------------------
  Net unrealized gain                                                               $  3,034,801
 ------------------------------------------------------------------------------------------------

 (a) These securities are issued with a zero coupon. The interest rate disclosed for these securities represents effective yield to maturity.

 (b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $1,136,570 as of April 30, 1999.

 (c) Securities with "Put" features with resetting interest rates. Maturity dates disclosed are the next interest reset dates.

 (d) The amount stated also represents aggregate cost for federal income tax purposes.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
 ------------------------------------------------------------------------------

  Investment Abbreviations:
  AMBAC   --Insured by American Municipal Bond Assurance Corp.
  AMT     --Alternative Minimum Tax
  COPS    --Certificates of Participation
  FGIC    --Insured by Financial Guaranty Insurance Co.
  FSA     --Insured by Financial Security Assurance Co.
  GO      --General Obligation
  IDA     --Industrial Development Authority
  LOC     --Letter of Credit
  MBIA    --Insured by Municipal Bond Investors Assurance
  MF Hsg. --Multi-Family Housing
  PCRB    --Pollution Control Revenue Bond
  RB      --Revenue Bond
  VRDN    --Variable Rate Demand Note
 -------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                    GOLDMAN SACHS TAX-FREE FUNDS

Statements of Assets and Liabilities
April 30, 1999 (Unaudited)

                                                  Short Duration     Municipal
                                                   Tax-Free Fund   Income Fund
 Assets:

  Investment in securities, at value (identified
  cost $90,244,286 and $110,673,054)                 $90,707,654  $113,707,855
  Cash                                                   195,093       336,893
  Receivables:
  Investment securities sold                                  --     3,129,725
  Interest                                             1,364,096     1,870,055
  Fund shares sold                                     1,125,247       118,752
  Other assets                                            25,316        10,975
 ------------------------------------------------------------------------------
  Total assets                                        93,417,406   119,174,255
 ------------------------------------------------------------------------------
 Liabilities:

  Payables:
  Investment securities purchased                             --     3,070,533
  Income distribution                                     38,655        72,060
  Fund shares repurchased                             25,459,290       143,529
  Amounts owed to affiliates                              46,094       123,236
  Accrued expenses and other liabilities                  49,544        59,786
 ------------------------------------------------------------------------------
  Total liabilities                                   25,593,583     3,469,144
 ------------------------------------------------------------------------------
 Net Assets:
  Paid-in capital                                     70,945,890   112,349,693
  Accumulated undistributed (distributions in
  excess of) net investment income                        22,264        (3,343)
  Accumulated net realized gain (loss) on
  investment transactions and futures                 (3,607,699)      323,960
  Net unrealized gain on investments                     463,368     3,034,801
 ------------------------------------------------------------------------------
  NET ASSETS                                         $67,823,823  $115,705,111
 ------------------------------------------------------------------------------
  Net asset value, offering and redemption price
  per share(a)
  Class A                                                 $10.16        $15.23
  Class B                                                 $10.16        $15.23
  Class C                                                 $10.16        $15.23
  Institutional                                           $10.16        $15.23
  Administration                                          $10.17            --
  Service                                                 $10.16        $15.25
 ------------------------------------------------------------------------------
  Shares outstanding:
  Class A                                              1,935,739     6,095,132
  Class B                                                150,379       581,059
  Class C                                                308,166       324,485
  Institutional                                        4,099,958       596,119
  Administration                                           6,621            --
  Service                                                174,280           109
 ------------------------------------------------------------------------------
  Total shares outstanding, $.001 par value
  (unlimited number of shares authorized)              6,675,143     7,596,904
 ------------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV per share multiplied by 1.0204 and 1.0471) for Class A shares of Short Duration Tax-Free and Municipal Income is $10.37 and $15.95, respectively. At redemption, Class B and Class C shares may be subject to a contingent sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-FREE FUNDS

Statements of Operations
For the Six Months Ended April 30, 1999 (Unaudited)



                                                  Short Duration    Municipal
                                                   Tax-Free Fund  Income Fund
  Investment income:
  Interest                                            $1,866,664  $ 2,863,000
 -----------------------------------------------------------------------------
  Total income                                         1,866,664    2,863,000
 -----------------------------------------------------------------------------
  Expenses:
  Management fees                                        180,574      311,361
  Distribution and service fees(a)                        47,089      173,881
  Transfer agent fees(b)                                  37,159      101,325
  Custodian fees                                          32,673       25,574
  Registration fees                                       23,465       15,326
  Professional fees                                       32,635       24,821
  Trustee fees                                             5,334        5,334
  Administration share fees                                  158           --
  Service share fees                                       4,941           --
  Other                                                    3,238        5,909
 -----------------------------------------------------------------------------
  Total expenses                                         367,266      663,531
 -----------------------------------------------------------------------------
  Less-expenses reimbursed and fees waived by
  Goldman Sachs                                         (119,091)    (103,001)
 -----------------------------------------------------------------------------
  Net expenses                                           248,175      560,530
 -----------------------------------------------------------------------------
  NET INVESTMENT INCOME                                1,618,489    2,302,470
 -----------------------------------------------------------------------------
  Realized and unrealized gain (loss) on invest-
  ment and futures transactions:
  Net realized gain from:
  Investment transactions                                 47,313      854,661
  Futures transactions                                        --       43,716
  Net change in unrealized gain on:
  Investments                                           (180,091)  (1,815,837)
  Futures                                                     --      (24,920)
 -----------------------------------------------------------------------------
  Net realized and unrealized loss on investment
  and futures transactions                              (132,778)    (942,380)
 -----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                          $1,485,711  $ 1,360,090
 -----------------------------------------------------------------------------

 (a) Class A, Class B and Class C had distribution and service fees of $26,752, $6,520 and $13,817 and $116,886, $38,779, and $18,216 for Short
     Duration Tax-Free and Municipal Income Funds, respectively.

 (b) Class A, Class B, Class C, Institutional Class, Administration Class (Short Duration Tax Free only), and Service Class had transfer agent fees of $20,332, $1,239, $2,625, $12,543, $25, and $395 and $88,833, $7,368,
     $3,461, $1,663, and $0 for Short Duration Tax-Free and Municipal Income Funds, respectively.

The accompanying notes are an integral part of these financial statements.

                                                    GOLDMAN SACHS TAX-FREE FUNDS

Statement of Changes in Net Assets
For the Six Months Ended April 30, 1999 (Unaudited)

                                                Short Duration     Municipal
                                                 Tax-Free Fund   Income Fund
  From operations:
  Net investment income                          $  1,618,489   $  2,302,470
  Net realized gain on investment and futures          47,313        898,377
  Net change in unrealized gain on investments
  and futures                                        (180,091)    (1,840,757)
 ----------------------------------------------------------------------------
  Net increase in net assets resulting from
  operations                                         1,485,711     1,360,090
 ----------------------------------------------------------------------------
  Distributions to shareholders:
  From net investment income
  Class A shares                                      (364,993)   (2,038,089)
  Class B shares                                       (18,479)     (139,440)
  Class C shares                                       (36,700)      (65,254)
  Institutional shares                              (1,203,010)     (198,045)
  Administration shares                                 (2,298)           --
  Service shares                                       (32,791)          (35)
  In excess of net investment income
  Class A shares                                            --        (2,792)
  Class B shares                                            --          (191)
  Class C shares                                            --           (89)
  Institutional shares                                      --          (271)
  Administration shares                                     --            --
  Service shares                                            --            --
  From net realized gain on investment and
  futures transactions
  Class A shares                                            --      (577,454)
  Class B shares                                            --       (47,276)
  Class C shares                                            --       (18,715)
  Institutional shares                                      --       (49,863)
  Administration shares                                     --            --
  Service shares                                            --           (10)
 ----------------------------------------------------------------------------
  Total distributions to shareholders               (1,658,271)   (3,137,524)
 ----------------------------------------------------------------------------
  From share transactions:
  Net proceeds from sales of shares                 44,960,139    27,020,101
  Reinvestment of dividends and distributions        1,493,514     2,431,292
  Cost of shares repurchased                       (62,300,396)  (18,866,949)
 ----------------------------------------------------------------------------
  Net increase (decrease) in net assets
  resulting from share transactions                (15,846,743)   10,584,444
 ----------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE)                        (16,019,303)    8,807,010
 ----------------------------------------------------------------------------
  Net assets:
  Beginning of period                               83,843,126   106,898,101
 ----------------------------------------------------------------------------
  End of period                                   $ 67,823,823  $115,705,111
 ----------------------------------------------------------------------------
  Accumulated undistributed (distributions in
  excess of) net investment income                $     22,264  $     (3,343)
 ----------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-FREE FUNDS

Statements of Changes in Net Assets
For the Year Ended October 31, 1998

                                                          Short
                                                       Duration
                                                       Tax-Free     Municipal
                                                           Fund   Income Fund
  From operations:
  Net investment income                             $ 1,788,889  $  3,571,600
  Net realized gain from investment and futures
  transactions                                          269,867       142,526
  Net change in unrealized gain on investments and
  futures                                               263,420     2,435,958
 -----------------------------------------------------------------------------
  Net increase in net assets resulting from
  operations                                          2,322,176     6,150,084
 -----------------------------------------------------------------------------
  Distributions to shareholders:
  From net investment income
  Class A shares                                       (420,239)   (3,301,234)
  Class B shares                                         (9,424)     (125,487)
  Class C shares                                        (36,571)      (41,577)
  Institutional shares                               (1,297,489)      (34,610)
  Administration shares                                  (9,873)           --
  Service shares                                        (70,477)          (64)
  From net realized gain on investment and futures
  transactions
  Class A shares                                             --      (123,858)
  Class B shares                                             --        (3,541)
  Class C shares                                             --          (467)
  Institutional shares                                       --          (658)
  Administration shares                                      --            --
  Service shares                                             --            (3)
 -----------------------------------------------------------------------------
  Total distributions to shareholders                (1,844,073)   (3,631,499)
 -----------------------------------------------------------------------------
  From share transactions:
  Net proceeds from sales of shares                  79,620,422    50,919,586
  Reinvestment of dividends and distributions         1,551,849     2,344,160
  Cost of shares repurchased                        (32,887,113)  (15,670,581)
 -----------------------------------------------------------------------------
  Net increase in net assets resulting from share
  transactions                                       48,285,158    37,593,165
 -----------------------------------------------------------------------------
  TOTAL INCREASE                                     48,763,261    40,111,750
 -----------------------------------------------------------------------------
  Net assets:
  Beginning of year                                  35,079,865    66,786,351
 -----------------------------------------------------------------------------
  End of year                                       $83,843,126  $106,898,101
 -----------------------------------------------------------------------------
  Accumulated undistributed net investment income   $    62,046  $    138,393
 -----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                    GOLDMAN SACHS TAX-FREE FUNDS
Notes to Financial Statements
April 30, 1999 (Unaudited)

 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs Short Duration Tax-Free Fund (Short Duration Tax-Free) and the Goldman Sachs Municipal In-come Fund (Municipal Income), collectively, "the Funds" or individually a "Fund." Short Duration Tax-Free is a diversified portfolio offering six clas-ses of shares -- Class A, Class B, Class C, Institutional, Administration, and Service. Municipal Income, also a diversified portfolio, offers five classes of shares -- Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make es-timates and assumptions that may affect the reported amounts. Actual results could differ from estimates and assumptions.

 A. Investment Valuation -- Portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations fur-nished by a pricing service or provided by dealers in such securities. Port-folio securities for which accurate market quotations are not readily available are valued based on yield equivalents, pricing matrices or other sources, under valuation procedures established by the Trust's Board of Trustees. Short-term debt obligations maturing in sixty days or less are val-ued at amortized cost.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified cost basis. Interest in-come is recorded on the basis of interest accrued. Market premiums resulting from the purchase of long-term debt securities are amortized to interest in-come over the life of the security with a corresponding decrease in the cost basis of the security.

 C. Federal Taxes -- It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company tax-ex-empt and taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of a portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, de-pending on the type of book/tax differences that may exist as well as timing differences associated with having different book and tax year ends.
   The Short Duration Tax-Free Fund, at its most recent tax year-end of Decem-ber 31, 1998 had approximately the following amount of capital loss carryforwards for U.S. federal tax purposes. This amount is available to be carried forward to offset future capital gains to the extent permitted by ap-plicable laws or regulations.

                                        Years of
  Fund                         Amount Expiration
 -----------------------------------------------
  Short Duration Tax-Free  $3,655,000 2002-2003
 -----------------------------------------------

 D. Expenses -- Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service plans. Share-holders of Service and Administration shares bear all expenses and fees paid to service organizations. Each class of shares of the Funds separately bears its respective class-specific transfer agency fees.

GOLDMAN SACHS TAX-FREE FUNDS

April 30, 1999 (Unaudited)


 E. Futures Contracts -- The Funds may enter into futures transactions in or-der to hedge against changes in interest rates, securities prices or to seek to increase total return.
   Upon entering into a futures contract, the Funds are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Funds daily, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statements of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the under-lying securities. This risk may decrease the effectiveness of the Funds' hedging strategies and potentially result in a loss.

 F. Option Accounting Principles -- Upon the purchase of a call option or a protective put option by the Funds, the premium paid is recorded as an in-vestment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds will realize a loss in the amount of the cost of the option. If the Funds enter into a closing sale transac-tion, the Funds will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a purchased put option, the Funds will realize a gain or loss from the sale of the underlying security, and the pro-ceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid.

 3. AGREEMENTS

 Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as each Fund's investment ad-viser pursuant to Investment Management Agreements (the "Agreements"). Under the Agreements, GSAM, subject to the general supervision of the Trust's Board of Trustees, manages the Funds' portfolios. As compensation for the services rendered pursuant to the Agreements and the assumption of the expenses re-lated thereto and administering the Funds' business affairs, including pro-viding facilities, GSAM is entitled to a fee, computed daily and payable monthly at an annual rate equal to .40% and .55% of average daily net assets of Short Duration Tax-Free and Municipal Income, respectively. GSAM has vol-untarily agreed to waive a portion of its management fee equal annually to .05% of the average daily net assets of each Fund. For the period ended April 30, 1999, GSAM waived approximately $23,000 and $28,000 of its management fee attributable to the Short Duration Tax-Free and Municipal Income Funds, re-spectively. GSAM may discontinue or modify these waivers in the future at its discretion.
   GSAM has voluntarily agreed to limit "Other Expenses" (excluding manage-ment, distribution and service fees, transfer agent fees, Administration and Service share fees, taxes, interest, brokerage, litigation, indemnification costs and other extraordinary expenses) to the extent such expenses exceeded, on an annual basis, .00% of the average daily net assets of each Fund. For the period ended April 30, 1999, Goldman Sachs reimbursed approximately $95,000 and $75,000 to Short Duration Tax-Free and Municipal Income, respec-tively.
   Goldman Sachs serves as the Distributor of shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Funds that it retained approximately $13,000 and $31,000 for the period ended April 30, 1999 for Short Duration Tax-Free and Municipal Income, respectively.

                                                    GOLDMAN SACHS TAX-FREE FUNDS

   The Trust, on behalf of each Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or Autho-rized Dealers are entitled to a monthly fee from each fund for distribution and shareholder maintenance services equal, on an annual basis, to .25%, 1.00% and 1.00% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. Goldman Sachs has voluntarily agreed to waive a portion of the distribution and Service Fees equal to .15% of the average daily net assets attributable to the Class B shares of Short Duration Tax-Free. For the period ended April 30, 1999, Goldman Sachs has waived approximately $1,000 of the distribution and service fees attributable to the Class B shares of Short Duration Tax-Free. Goldman Sachs may discon-tinue or modify this waiver in the future at its discretion.
   Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. Fees charged for such transfer agency services are calculated daily and pay-able monthly at an annual rate as follows: .19% of average daily net assets for Class A, Class B and Class C shares and .04% of average daily net assets for Institutional, Service and Administration shares.
   The Trust, on behalf of the Funds, has adopted Service Plans. In addition, the Trust, on behalf of Short Duration Tax-Free, has adopted an Administra-tion Plan. These plans allow for Administration shares and Service shares, respectively, to compensate service organizations for providing varying lev-els of account administration and shareholder liaison services to their cus-tomers who are beneficial owners of such shares. The Administration and Service Plans provide for compensation to the service organizations in an amount up to, on an annual basis, .25% and .50%, respectively, of the average daily net asset value of each share class. On or about July 15, 1999, Admin-istration class shares will be terminated.
   At April 30, 1999, the amounts owed to affiliates were as follows (in thou-sands):

                                                            Over Reimbursement
                                      Distribution Transfer     of "Other
  Fund                     Management and Service   Agent       Expenses"
 -----------------------------------------------------------------------------
  Short Duration Tax-Free     $28         $ 8        $ 6           $ 4
 -----------------------------------------------------------------------------
  Municipal Income             48          30         17            28
 -----------------------------------------------------------------------------

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of long-term securities for the six months ended April 30, 1999, were as follows:

                                        Sales or
  Fund                      Purchases  Maturities
 -------------------------------------------------
  Short Duration Tax-Free  $75,354,649 $57,056,634
 -------------------------------------------------
  Municipal Income          46,614,413  42,645,545
 -------------------------------------------------

   For the six months ended April 30, 1999, Municipal Income incurred commis-sion expenses of approximately $300 in connection with futures contracts en-tered into with Goldman Sachs.

 5. LINE OF CREDIT FACILITY

 The Funds participated in a $250,000,000 uncommitted, unsecured revolving line of credit facility. Under the most restrictive arrangement, each Fund must have owned securities having a market value in excess of 300% of the to-tal bank borrowings. Effective April 30, 1999, the Funds now participate in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment which has not been utilized. During the six months ended April 30, 1999, the Funds did not have any borrowings under any of these facilities.

GOLDMAN SACHS TAX-FREE FUNDS
Notes to Financial Statements (continued)
April 30, 1999 (Unaudited)
 6. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the six months ended April 30, 1999 is as follows:

                            Short Duration Tax-Free
                                     Fund              Municipal Income Fund
                            ---------------------------------------------------
                                Shares       Dollars      Shares       Dollars
                            ---------------------------------------------------
 Class A Shares
 Shares sold                 1,483,664  $ 15,104,037   1,182,978  $ 18,188,294
 Reinvestment of dividends
 and distributions              28,855       293,742     131,109     2,012,130
 Shares repurchased         (1,528,489)  (15,556,015) (1,109,998)  (17,058,957)
                            ---------------------------------------------------
                               (15,970)     (158,236)    204,089     3,141,467
 ------------------------------------------------------------------------------
 Class B Shares
 Shares sold                    92,066       936,972     185,688     2,858,299
 Reinvestment of dividends
 and distributions               1,416        14,409       8,076       123,924
 Shares repurchased            (38,764)     (394,851)    (47,113)     (724,451)
                            ---------------------------------------------------
                                54,718       556,530     146,651     2,257,772
 ------------------------------------------------------------------------------
 Class C Shares
 Shares sold                   277,294     2,822,214     150,031     2,301,034
 Reinvestment of dividends
 and distributions               3,234        32,906       4,169        63,977
 Shares repurchased           (193,905)   (1,973,298)    (14,669)     (225,534)
                            ---------------------------------------------------
                                86,623       881,822     139,531     2,139,477
 ------------------------------------------------------------------------------
 Institutional Shares
 Shares sold                 2,538,262    25,791,958     239,341     3,672,474
 Reinvestment of dividends
 and distributions             109,976     1,119,250      15,065       231,216
 Shares repurchased         (4,209,097)  (42,795,855)    (56,018)     (858,007)
                            ---------------------------------------------------
                            (1,560,859)  (15,884,647)    198,388     3,045,683
 ------------------------------------------------------------------------------
 Administration Shares
 Shares sold                       130         1,467          --            --
 Reinvestment of dividends
 and distributions                 138         1,401          --            --
 Shares repurchased            (45,184)     (459,577)         --            --
                            ---------------------------------------------------
                               (44,916)     (456,709)         --            --
 ------------------------------------------------------------------------------
 Service Shares
 Shares sold                    29,824       303,491          --            --
 Reinvestment of dividends
 and distributions               3,126        31,806           3            45
 Shares repurchased           (110,175)   (1,120,800)         --            --
                            ---------------------------------------------------
                               (77,225)     (785,503)          3            45
 ------------------------------------------------------------------------------
 NET INCREASE (DECREASE)    (1,557,629) $(15,846,743)    688,662  $ 10,584,444
 ------------------------------------------------------------------------------

                                                    GOLDMAN SACHS TAX-FREE FUNDS

 Share activity for the year ended October 31, 1998 is as follows:

                             Short Duration Tax-
                                  Free Fund          Municipal Income Fund
                             -----------------------------------------------
                                Shares      Dollars     Shares      Dollars
 ---------------------------------------------------------------------------
 Class A Shares
 Shares sold                 2,956,094  $29,981,070  2,331,248  $35,680,920
 Reinvestment of dividends
 and distributions              36,408      369,107    144,878    2,217,736
 Shares repurchased         (1,439,779) (14,600,893)  (890,339) (13,671,669)
                             -----------------------------------------------
                             1,552,723   15,749,284  1,585,787   24,226,987
 ---------------------------------------------------------------------------
 Class B Shares
 Shares sold                   113,668    1,154,981    363,405    5,570,533
 Reinvestment of dividends
 and distributions                 716        7,572      4,818       73,917
 Shares repurchased            (29,252)    (296,080)   (50,499)    (771,483)
                             -----------------------------------------------
                                85,132      866,473    317,724    4,872,967
 ---------------------------------------------------------------------------
 Class C Shares
 Shares sold                   260,602    2,643,664    236,415    3,613,212
 Reinvestment of dividends
 and distributions               3,289       33,332      2,421       37,200
 Shares repurchased            (42,508)    (430,853)   (62,563)    (957,474)
                             -----------------------------------------------
                               221,383    2,246,143    176,273    2,692,938
 ---------------------------------------------------------------------------
 Institutional Shares
 Shares sold                 4,094,699   41,604,670    391,005    6,054,921
 Reinvestment of dividends
 and distributions             105,149    1,065,181        988       15,243
 Shares repurchased         (1,399,986) (14,177,195)   (17,697)    (269,955)
                             -----------------------------------------------
                             2,799,862   28,492,656    374,296    5,800,209
 ---------------------------------------------------------------------------
 Administration Shares
 Shares sold                    45,558      460,529         --           --
 Reinvestment of dividends
 and distributions                 948        9,613         --           --
 Shares repurchased             (2,644)     (26,596)        --           --
                             -----------------------------------------------
                                43,862      443,546         --           --
 ---------------------------------------------------------------------------
 Service Shares
 Shares sold                   373,021    3,775,508         --           --
 Reinvestment of dividends
 and distributions               6,622       67,044          4           64
 Shares repurchased           (331,731)  (3,355,496)        --           --
                             -----------------------------------------------
                                47,912      487,056          4           64
 ---------------------------------------------------------------------------
 NET INCREASE                4,750,874  $48,285,158  2,454,084  $37,593,165
 ---------------------------------------------------------------------------

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period


                                         Income (loss) from
                                      investment operations(a)      Distributions to shareholders
                                      -------------------------- -----------------------------------
                                                   Net realized
                                                  and unrealized                         From net        Net
                            Net asset              gain (loss)              In excess  realized gain  increase
                             value,      Net      on investment   From net    of net   on investment (decrease)
                            beginning investment   and futures   investment investment  and futures    in net
                            of period   income     transactions    income     income   transactions  asset value
 FOR THE SIX MONTHS ENDED APRIL 30, 1999 (Unaudited)
  1999 - Class A Shares      $10.19     $0.17         $(0.03)      $(0.17)     $--        $   --       $(0.03)
  1999 - Class B Shares       10.18      0.14          (0.02)       (0.14)      --            --        (0.02)
  1999 - Class C Shares       10.18      0.14          (0.02)       (0.14)      --            --        (0.02)
  1999 - Institutional
  Shares                      10.18      0.19          (0.02)       (0.19)      --            --        (0.02)
  1999 - Administration
  Shares                      10.18      0.18          (0.01)       (0.18)      --            --        (0.01)
  1999 - Service Shares       10.18      0.16          (0.02)       (0.16)      --            --        (0.02)
 FOR THE YEARS ENDED OCTOBER 31,
  1998 - Class A Shares       10.08      0.36(e)        0.13(e)     (0.38)      --            --         0.11
  1998 - Class B Shares       10.08      0.30(e)        0.12(e)     (0.32)      --            --         0.10
  1998 - Class C Shares       10.07      0.28(e)        0.14(e)     (0.31)      --            --         0.11
  1998 - Institutional
  Shares                      10.07      0.39(e)        0.13(e)     (0.41)      --            --         0.11
  1998 - Administration
  Shares                      10.07      0.36(e)        0.13(e)     (0.38)      --            --         0.11
  1998 - Service Shares       10.07      0.34(e)        0.13(e)     (0.36)      --            --         0.11
 ---------------------------------------------------------------------------------------------------------------
  1997 - Class A Shares
  (commenced May 1)            9.94      0.20(e)        0.14(e)     (0.20)      --            --         0.14
  1997 - Class B Shares
  (commenced May 1)            9.94      0.16(e)        0.14(e)     (0.16)      --            --         0.14
  1997 - Class C Shares
  (commenced August 15)       10.04      0.07(e)        0.03(e)     (0.07)      --            --         0.03
  1997 - Institutional
  Shares                       9.96      0.42(e)        0.11(e)     (0.42)      --            --         0.11
  1997 - Administration
  Shares                       9.96      0.39(e)        0.11(e)     (0.39)      --            --         0.11
  1997 - Service Shares        9.97      0.37(e)        0.10(e)     (0.37)      --            --         0.10
 ---------------------------------------------------------------------------------------------------------------
  1996 - Institutional
  Shares                       9.94      0.42(e)        0.02(e)     (0.42)      --            --         0.02
  1996 - Administration
  Shares                       9.94      0.39(e)        0.02(e)     (0.39)      --            --         0.02
  1996 - Service Shares        9.95      0.37(e)        0.02(e)     (0.37)      --            --         0.02
 ---------------------------------------------------------------------------------------------------------------
  1995 - Institutional
  Shares                       9.79      0.42(e)        0.15(e)     (0.42)      --            --         0.15
  1995 - Administration
  Shares                       9.79      0.40(e)        0.15(e)     (0.40)      --            --         0.15
  1995 - Service Shares        9.79      0.37(e)        0.16(e)     (0.37)      --            --         0.16
 ---------------------------------------------------------------------------------------------------------------
  1994 - Institutional
  Shares                      10.23      0.38(e)       (0.36)(e)    (0.38)      --         (0.08)       (0.44)
  1994 - Administration
  Shares                      10.23      0.35(e)       (0.36)(e)    (0.35)      --         (0.08)       (0.44)
  1994 - Service Shares
  (commenced September 20)     9.86      0.05(e)       (0.07)(e)    (0.05)      --            --        (0.07)
 ---------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
 (e) Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

                                      GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

                                                                     Ratios assuming no
                                                                     voluntary waiver of
                                                                       fees or expense
                                                                         limitations
                                                                   ------------------------

                                  Net                 Ratio of net             Ratio of net
                                assets     Ratio of    investment   Ratio of    investment
     Net asset                 at end of net expenses    income     expenses      income    Portfolio
      value,        Total       period    to average   to average  to average   to average  turnover
   end of period   return(b)   (in 000s)  net assets   net assets  net assets   net assets    rate
      $10.16          1.42%(d)  $19,676      0.79%(c)     3.32%(c)    1.05%(c)     3.06%(c)   68.53%(d)
       10.16          1.21(d)     1,528      1.39(c)      2.77(c)     1.80(c)      2.36(c)    68.53(d)
       10.16          1.14(d)     3,130      1.54(c)      2.57(c)     1.80(c)      2.31(c)    68.53(d)
       10.16          1.72(d)    41,653      0.39(c)      3.75(c)     0.65(c)      3.49(c)    68.53(d)
       10.17          1.69(d)        67      0.64(c)      3.57(c)     0.90(c)      3.31(c)    68.53(d)
       10.16          1.46(d)     1,770      0.89(c)      3.22(c)     1.15(c)      2.96(c)    68.53(d)
       10.19          4.97       19,881      0.71         3.54        1.74         2.51      140.72
       10.18          4.25          974      1.31         3.06        2.27         2.10      140.72
       10.18          4.19        2,256      1.46         2.82        2.27         2.01      140.72
       10.18          5.25       57,647      0.45         3.92        1.26         3.11      140.72
       10.18          4.99          525      0.70         3.58        1.51         2.77      140.72
       10.18          4.73        2,560      0.95         3.44        1.76         2.63      140.72
 ------------------------------------------------------------------------------------------------------
       10.08          3.39(d)     4,023      0.70(c)      3.81(c)     1.73(c)      2.78(c)   194.75
       10.08          3.07(d)       106      1.30(c)      3.31(c)     2.23(c)      2.38(c)   194.75
       10.07          0.97(d)         2      1.45(c)      2.60(c)     2.23(c)      1.82(c)   194.75
       10.07          5.40       28,821      0.45         4.18        1.23         3.40      194.75
       10.07          5.14           77      0.70         3.91        1.48         3.13      194.75
       10.07          4.77        2,051      0.95         3.66        1.73         2.88      194.75
 ------------------------------------------------------------------------------------------------------
        9.96          4.50       34,814      0.45         4.21        1.01         3.65      231.65
        9.96          4.24           48      0.70         3.96        1.26         3.40      231.65
        9.97          3.98          695      0.95         3.74        1.51         3.18      231.65
 ------------------------------------------------------------------------------------------------------
        9.94          5.98       58,389      0.45         4.31        0.77         3.99      259.52
        9.94          5.76           46      0.70         4.14        1.02         3.82      259.52
        9.95          5.59          454      0.95         3.87        1.27         3.55      259.52
 ------------------------------------------------------------------------------------------------------
        9.79          0.17       83,704      0.45         3.74        0.61         3.58      354.00
        9.79         (0.11)       3,866      0.70         3.51        0.86         3.35      354.00
        9.79         (0.32)(d)      440      0.95(c)      4.30(c)     1.11(c)      4.14(c)   354.00
 ------------------------------------------------------------------------------------------------------

GOLDMAN SACHS MUNICIPAL INCOME FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                         Income (loss) from
                                      investment operations(a)    Distributions to shareholders
                                      ------------------------- ----------------------------------
                                                  Net realized                            From
                                                 and unrealized                       net realized     Net
                            Net asset            gain (loss) on    From    In excess    gain on     increase
                             value,      Net     investment and    net       of net    investment  (decrease)
                            beginning investment    futures     investment investment and futures    in net
                            of period   income    transactions    income     income   transactions asset value
 FOR THE SIX MONTHS ENDED APRIL 30, 1999 (Unaudited)
  1999 - Class A Shares      $15.47     $0.31        $(0.13)      $(0.33)     $--        $(0.09)     $(0.24)
  1999 - Class B Shares       15.47      0.26         (0.13)       (0.28)      --         (0.09)      (0.24)
  1999 - Class C Shares       15.47      0.27         (0.14)       (0.28)      --         (0.09)      (0.24)
  1999 - Institutional
  Shares                      15.47      0.34         (0.13)       (0.36)      --         (0.09)      (0.24)
  1999 - Service Shares       15.48      0.32         (0.14)       (0.32)      --         (0.09)      (0.23)
 FOR THE YEARS ENDED OCTOBER 31,
  1998 - Class A Shares       14.99      0.65          0.50        (0.64)      --         (0.03)       0.48
  1998 - Class B Shares       15.00      0.53          0.49        (0.52)      --         (0.03)       0.47
  1998 - Class C Shares       14.99      0.53          0.50        (0.52)      --         (0.03)       0.48
  1998 - Institutional
  Shares                      15.00      0.68          0.50        (0.68)      --         (0.03)       0.47
  1998 - Service Shares       14.99      0.64          0.49        (0.61)      --         (0.03)       0.49
 -------------------------------------------------------------------------------------------------------------
  1997 - Class A Shares       14.37      0.67          0.62        (0.67)      --            --        0.62
  1997 - Class B Shares       14.37      0.56          0.63        (0.56)      --            --        0.63
  1997 - Class C Shares
  (commenced August 15)       14.85      0.12          0.14        (0.12)      --            --        0.14
  1997 - Institutional
  Shares (commenced August
  15)                         14.84      0.15          0.16        (0.15)      --            --        0.16
  1997 - Service Shares
  (commenced August 15)       14.84      0.14          0.15        (0.14)      --            --        0.15
 -------------------------------------------------------------------------------------------------------------
  1996 - Class A Shares       14.17      0.65          0.20        (0.65)      --            --        0.20
  1996 - Class B Shares
  (commenced May 1)           14.03      0.27          0.34        (0.27)      --            --        0.34
 -------------------------------------------------------------------------------------------------------------
  1995 - Class A Shares       13.08      0.67          1.09        (0.67)      --            --        1.09
 -------------------------------------------------------------------------------------------------------------
  1994 - Class A Shares       14.64      0.73         (1.51)       (0.73)      --         (0.05)      (1.56)
 -------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.

The accompanying notes are an integral part of these financial statements.

                                             GOLDMAN SACHS MUNICIPAL INCOME FUND

                                                                     Ratios assuming no
                                                                  voluntary waiver of fees
                                                                   or expense limitations
                                                                  ---------------------------------

                                                     Ratio of net                     Ratio of net
                             Net assets   Ratio of    investment   Ratio of            investment
    Net asset                at end of  net expenses    income     expenses              income            Portfolio
     value,       Total        period    to average   to average  to average           to average          turnover
  end of period   return(b)  (in 000s)   net assets   net assets  net assets           net assets            rate
     $15.23        1.22%(d)   $92,830       0.94%(c)     4.11%(c)            1.12%(c)             3.93%(c)   38.90%(d)
      15.23        0.85(d)      8,851       1.69(c)      3.36(c)             1.87(c)              3.18(c)    38.90(d)
      15.23        0.85(d)      4,943       1.69(c)      3.36(c)             1.87(c)              3.18(c)    38.90(d)
      15.23        1.42(d)      9,079       0.54(c)      4.53(c)             0.72(c)              4.35(c)    38.90(d)
      15.25        1.23(d)          2       1.04(c)      4.26(c)             1.22(c)              4.08(c)    38.90(d)
      15.47        7.79        91,158       0.87         4.25                1.64                 3.48       56.51
      15.47        6.91         6,722       1.62         3.44                2.16                 2.90       56.51
      15.47        6.98         2,862       1.62         3.38                2.16                 2.84       56.51
      15.47        8.00         6,154       0.58         4.41                1.12                 3.87       56.51
      15.48        7.68             2       1.08         4.21                1.62                 3.67       56.51
----------------------------------------------------------------------------------------------------------------------
      14.99        9.23        64,553       0.85         4.60                1.62                 3.83      153.12
      15.00        8.48         1,750       1.60         3.74                2.12                 3.22      153.12
      14.99        1.75(d)        130       1.60(c)      3.24(c)             2.12(c)              2.72(c)   153.12
      15.00        2.10(d)        351       0.60(c)      4.41(c)             1.12(c)              3.89(c)   153.12
      14.99        1.93(d)          2       1.10(c)      4.24(c)             1.62(c)              3.72(c)   153.12
----------------------------------------------------------------------------------------------------------------------
      14.37        6.13        52,267       0.85         4.58                1.55                 3.88      344.13
      14.37        4.40(d)        255       1.60(c)      3.55(c)             2.05(c)              3.10(c)   344.13
----------------------------------------------------------------------------------------------------------------------
      14.17       13.79        53,797       0.76         4.93                1.49                 4.20      335.55
----------------------------------------------------------------------------------------------------------------------
      13.08       (5.51)       47,373       0.45         5.28                1.55                 4.18      357.54
----------------------------------------------------------------------------------------------------------------------

                                                      GOLDMAN SACHS FUND PROFILE

Goldman Sachs Tax-Free Funds

In general, tax-free fixed income investments have the potential to offer more attractive after-tax yields than many taxable fixed income investments.

Goldman Sachs Tax-Free Funds offer investors access to the benefits associated with tax-free investing. The Funds seek high levels of current income exempt from regular federal income tax, primarily through investments in municipal securities.

Target Your Needs

The Goldman Sachs Tax-Free Funds have distinct investment objectives and defined positions on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without any additional charge.* (Please note: in general, greater returns are associated with greater risk.)

-------------------------------------------------------------------------------
Goldman Sachs Fixed Income Funds


                              [ART APPEARS HERE]


-------------------------------------------------------------------------------
For More Information

To learn more about Goldman Sachs Tax-Free Funds and other Goldman Sachs Funds, call your investment professional today.

THE GOLDMAN SACHS ADVANTAGE

When you invest in Goldman Sachs Tax-Free Funds, you can capitalize on Goldman Sachs' 130-year history of excellence while benefiting from the firm's leadership in three areas:


Global Resources

With professionals based throughout the Americas, Europe and Asia, Goldman Sachs possesses first-hand knowledge of the world's markets and economies.


Fundamental Research

Goldman Sachs is recognized by the managements of corporations worldwide as a leader in investment research. As a result, we obtain face-to-face meetings with managers on a timely, regular basis.


Risk Management

Goldman, Sachs & Co. excels in understanding, monitoring and managing investment risk -- a process that is integrated into all Goldman Sachs investment products.



*The exchange privilege is subject to termination and its terms are subject to change.

                     [GOLDMAN SACHS ADDRESS APPEARS HERE]



TRUSTEES
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
John P. McNulty
Mary P. McPherson
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

OFFICERS
Douglas C. Grip, President
Jesse H. Cole, Vice President
James A. Fitzpatrick, Vice President
Anne E. Marcel, Vice President
John M. Perlowski, Treasurer
Adrien E. Deberghes, Jr., Assistant Treasurer
Philip V. Giuca, Jr., Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary

GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT
Investment Adviser


Visit our internet address: www.gs.com/funds


This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Goldman Sachs & Co. is the distributor of the Fund.

Goldman Sachs Government Income Fund's, Goldman Sachs Short Duration Government Fund's and Goldman Sachs Adjustable Rate Government Fund's net asset values and yields are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.

Goldman Sachs Municipal Income Fund and Goldman Sachs Short Duration Tax-Free Fund can invest up to 100% and 20% respectively, in private activity bonds, the interest from which is subject to the federal alternative minimum tax.

Goldman Sachs High Yield Fund invests primarily in high yield, fixed income securities rated below investment grade that are considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than investments in higher rated fixed income securities.

Goldman Sachs High Yield Fund's, Goldman Sachs Global Income Fund's and Goldman Sachs Core Fixed Income Fund's foreign investments and active management techniques entail risks in addition to those customarily associated with investing in dollar-denominated securities of U.S. issuers. Compared with U.S. securities markets, foreign markets may be less liquid, more volatile and less subject to governmental regulation, and may make available less public information about issuers. The Fund may incur losses because of changes in securities prices expressed in local currencies, movements in exchange rates, or both.

(c)Copyright 1999 Goldman, Sachs & Co.   All rights reserved.
Date of first use:  June 30, 1999
                                                           FI/TFSAR / 11K / 6-99